   As filed with the Securities and Exchange Commission on September 12, 1997
                                               Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             NOVELLUS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                California                               77-00246
       (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)

                             3970 North First Street
                               San Jose, CA 95134
           (Address of Principal Executive Office Including Zip Code)

                             NOVELLUS SYSTEMS, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
             AMENDED AND RESTATED 1992 EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the plans)

                                 Richard S. Hill
                      President and Chief Executive Officer
                             Novellus Systems, Inc.
                             3970 North First Street
                               San Jose, CA 95134
                     (Name and address of agent for service)

                                 (408) 943-9700
          (Telephone number, including area code, of agent for service)

-----------------------------------------------------------------------------------------------------------------------
                                                  CALCULATION OF REGISTRATION FEE
=======================================================================================================================
                                                                                   Proposed
                                                          Proposed                  maximum
  Title of securities to be        Amount to be        maximum offering       aggregate offering        Amount of
         registered                 registered        price per share (1)         price (1)          registration fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock                         720,000               $114.00                $82,080,000            $24,873
------------------------------------------------------------------------------------------------------------------------

  (1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National Market on September 8, 1997.



                               Page 1 of 7 Pages.
                        Exhibit Index Located at Page 5.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.    Incorporation of Certain Documents by Reference.

         In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-51056, No. 33-88156, No. 33-62807 and No. 333-11825, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.


Item 8.    Exhibits.


      Exhibit
      Number      Description
      -------     -----------
       4.1*       Amended and Restated Articles of Incorporation of Registrant

       4.2**      Form of Bylaws of Registrant, as amended to date

       5.1        Opinion of Morrison & Foerster.

      23.1        Consent of Counsel (included in Exhibit 5.1).

      23.2        Consent of Ernst & Young LLP, Independent Auditors.

      25.1        Power of Attorney (see page II-2).


*        Incorporated by reference to the exhibit filed with Registrant's
         Registration Statement on Form S-1, File No. 33-37607, which was declared effective November 19, 1990.

**       Incorporated by reference to the exhibit filed with Registrant's
         Registration Statement on Form S-1, File No. 33-23011, which was declared effective September 11, 1988.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novellus Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 12, 1997.

                                     NOVELLUS SYSTEMS, INC.


                                     By:   /s/ Richard S. Hill
                                           ----------------------
                                           Richard S. Hill
                                           President and Chief Executive Officer



                               POWER OF ATTORNEY

            Each person whose signature appears below constitutes and appoints Richard S. Hill and Robert H. Smith, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming anything the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                            Capacity                      Date
----------                                           ---------                     -----

/s/   Richard S. Hill                                President, Chief Executive    September 12, 1997
--------------------------------                     Officer (Principal
      Richard S. Hill                                Executive Officer) and
                                                     Director

/s/   Robert H. Smith                                Vice President, Finance and   September 12, 1997
--------------------------------                     Administration,
      Robert H. Smith                                Chief Financial Officer,
                                                     Secretary (Principal
                                                     Financial and Accounting
                                                     Officer) and Director

/s/   Richard Aurelio                                Director
--------------------------------
      Richard Aurelio                                                              September 12, 1997


/s/   D. James Guzy                                  Director                      September 12, 1997
--------------------------------
      D. James Guzy

/s/   Tom Long                                       Director
--------------------------------
      Tom Long                                                                     September 12, 1997

/s/   Glen G. Possley                                Director
--------------------------------
      Glen G. Possley                                                              September 12, 1997

/s/   Joseph Van Poppelen                            Director
--------------------------------
      Joseph Van Poppelen                                                          September 12, 1997


                                INDEX TO EXHIBITS


      Exhibit
      Number      Description
      -------     ------------
       4.1*       Amended and Restated Articles of Incorporation of Registrant

       4.2**      Form of Bylaws of Registrant, as amended to date

       5.1        Opinion of Morrison & Foerster.

      23.1        Consent of Counsel (included in Exhibit 5.1).

      23.2        Consent of Ernst & Young LLP, Independent Auditors.

      25.1        Power of Attorney.



*        Incorporated by reference to the exhibit filed with Registrant's
         Registration Statement on Form S-1, File No. 33-37607, which was declared effective November 19, 1990.

**       Incorporated by reference to the exhibit filed with Registrant's
         Registration Statement on Form S-1, File No. 33-23011, which was declared effective September 11, 1988.